Operating expense	6 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Operating expense	Operating expense
The following table provides the unaudited condensed consolidated interim statement of operations classification of the Company's total operating expense:

(in KUSD)	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Cost of product sales	1,319	2,266	1,909	2,795

R&D
External costs (1)	17,947	30,175	39,601	59,343
Employee expenses (2)	13,997	18,362	31,823	38,146
R&D expense	31,944	48,537	71,424	97,489

S&M
External costs (1)	8,329	9,259	15,689	18,170
Employee expenses (2)	6,127	8,400	14,118	17,859
S&M expense	14,456	17,659	29,807	36,029

G&A
External costs (1)	4,881	5,880	9,419	13,519
Employee expenses (2)	6,472	12,360	17,077	23,732
G&A expense	11,353	18,240	26,496	37,251
Total operating expense	59,072	86,702	129,636	173,564
(1) Includes depreciation expense
(2) Includes share-based compensation expense

The decrease in Cost of product sales for the three and six months ended June 30, 2023, was primarily driven by higher impairment charges for the three and six months ended June 30, 2022 related to the manufacturing of batches that did not meet the Company's specifications.

R&D external costs decreased for the three and six months ended June 30, 2023 as a result of the completion of the phase 2 study in 2022 for Camidanlumab Tesirine (Cami) and our decision to pause the program while we evaluated FDA feedback, continue to assess a potential regulatory pathway and seek a partner to continue developing this program. The Company also had higher cost sharing with our partners, lower clinical trial costs for LOTIS 3, LOTIS 6 and LOTIS 7, as well as lower professional fees related to ZYNLONTA, partially offset by higher clinical trial expenses for LOTIS 5 and LOTIS 9 and in ADCT-212 the Company incurred lower manufacturing expenses related to IND-enabling work. The decrease in external costs was partially offset by an increase in clinical trial costs for ADCT-901 and expenses related to the Company's preclinical product candidates and research pipeline. Employee expense decreased for the three and six months ended June 30, 2023 primarily due to lower share-based compensation expense driven by fluctuations in our share price, voluntary terminations and the workforce reduction announced and put into effect during the second quarter of 2023.

The decrease in S&M expenses for the three and six months ended June 30, 2023 was primarily due to lower share-based compensation expense due to the fluctuations in the Company's share price, voluntary terminations and the commercial re-alignment announced and put into effect during the second quarter of 2023, as well as lower spend on marketing, analytics and expenses, including those expenses in the European Union relating to the commercial launch of ZYNLONTA.
The decrease in G&A expenses for the three and six months ended June 30, 2023 was attributable to lower share-based compensation expense due to fluctuations in the Company's share price, transition of a board member, voluntary terminations and the workforce reduction announced and put into effect during the second quarter of 2023, as well as lower external costs related to insurance and IT, partially offset with higher professional fees. The decrease in G&A expenses for the six months ended June 30, 2023 was also attributable to professional fees associated with the license agreement entered into with MTPC recognized during the six months ended June 30, 2022, partially offset by higher wages and benefits.